SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1 2004

Inveresk Research Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-49765	43-1955097

(State or Other Jurisdiction of Formation)	(Commission File Number)	(IRS Employer Identification Number)

11000 Weston Parkway, Cary, NC 27513

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code (919) 460-9005

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On April 1, 2004, Inveresk Research Group, Inc. issued a press release announcing the pricing of a public offering of its common stock by its principal stockholder. A copy of this press release is attached to this Form 8-K as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements — None

(b)	Pro Forma Financial Information — None

(c)	Exhibits

99.1- Press Release of Inveresk Research Group, Inc., dated April 1, 2004, announcing the pricing of a public offering of its common stock by its principal stockholder.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2004	INVERESK RESEARCH GROUP, INC.
	By:	/s/ D.J. Paul E. Cowan
D.J. Paul E. Cowan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

     99.1 Press Release of Inveresk Research Group, Inc., dated April 1, 2004, announcing the pricing of a public offering of its common stock by its principal stockholder.